Morgan Stanley Institutional Fund Trust

Ultra-Short Income Portfolio

Summary Prospectus   |   January 28, 2026

Share Class and Ticker Symbols
Class IR	Institutional Class	Class A
MULSX	MUIIX	MUAIX

Before you invest, you may want to review the Fund’s statutory prospectus (“Prospectus”), which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund, including the Statement of Additional Information (“SAI”) and the most recent Annual and Semi-Annual Reports to Shareholders (“Shareholder Reports”), online at www.morganstanley.com/im/MSIFTUltraShortIncome. You can also get this information at no cost by calling toll-free  1-866-414-6349 or by sending an e-mail request to orders@mysummaryprospectus.com. The Fund’s Prospectus and SAI, both dated January 28, 2026 (as may be supplemented from time to time), are incorporated by reference into this Summary Prospectus.

Investment Objective

The Ultra-Short Income Portfolio (the “Fund”) seeks current income with capital preservation while maintaining liquidity.

Fees and Expenses

The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay fees other than the fees and expenses of the Fund, such as brokerage commissions and other fees charged by financial intermediaries, which are not reflected in the tables and examples below. The Fund does not charge any sales loads or other fees when you purchase or redeem shares.

Annual Fund Operating Expenses  (expenses that you pay each year as a percentage of the value of your investment)

	Class IR	Institutional Class	Class A
Advisory Fee	0.20%	0.20%	0.20%
Shareholder Service or 12b-1 Fee	None	0.05%	0.25%[1]
Other Expenses	0.10%	0.10%	0.10%
Total Annual Fund Operating Expenses[2]	0.30%	0.35%	0.55%[1]
Fee Waiver and/or Expense Reimbursement[2]	0.05%	0.05%	0.15%[1]
Total Annual Fund Operating Expenses After Fee Waiver and/ or Expense Reimbursement[2]	0.25%	0.30%	0.40%[1]
1	The Fund’s “Distributor,” Morgan Stanley Distribution, Inc., has agreed to waive the 12b-1 fee on Class A shares of the Fund to the extent it exceeds 0.15% of the average daily net assets of such shares on an annualized basis. This waiver will continue for at least one year from the date of this Prospectus or until such time as the Board of Trustees of Morgan Stanley Institutional Fund Trust (the “Trust”) acts to discontinue all or a portion of such waiver when it deems such action is appropriate.
2	The Fund’s “Adviser” and “Administrator,” Morgan Stanley Investment Management Inc., has agreed to waive all or a portion of its advisory fee and/or reimburse the Fund so that Total Annual Fund Operating Expenses, excluding acquired fund fees and expenses (as applicable), certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 0.25% for Class IR, 0.30% for Institutional Class and 0.40% for Class A. The fee waivers and/or expense reimbursements will continue for at least one year from the date of this Prospectus or until such time as the Board of Trustees of the Trust acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate.

Morgan Stanley Institutional Fund Trust Prospectus  |  Fund Summary

Ultra-Short Income Portfolio (Con’t)

Example

The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund, your investment has a 5% return each year and that the Fund’s operating expenses remain the same (except that the example incorporates the fee waiver and/or expense reimbursement arrangement for only the first year).  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If You SOLD Your Shares
	1 Year	3 Years	5 Years	10 Years
Class IR	$ 26	$ 91	$ 164	$ 376
Institutional Class	$ 31	$ 107	$ 191	$ 438
Class A	$ 41	$ 161	$ 292	$ 675

If You HELD Your Shares
	1 Year	3 Years	5 Years	10 Years
Class IR	$ 26	$ 91	$ 164	$ 376
Institutional Class	$ 31	$ 107	$ 191	$ 438
Class A	$ 41	$ 161	$ 292	$ 675

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund’s performance.  During the reporting period, the Fund did not hold any long-term investments and accordingly portfolio turnover is not applicable.

Principal Investment Strategies

The Fund invests primarily in liquid, high quality U.S. dollar-denominated money market instruments of U.S. and foreign financial issuers and non-financial issuers. The Fund also invests in obligations issued or guaranteed by the U.S. Government and its agencies and instrumentalities. The Fund’s money market investments may include commercial paper, corporate debt obligations, debt obligations (including certificates of deposit and promissory notes) of U.S. banks or foreign banks, or of U.S. branches or subsidiaries of foreign banks, or foreign branches of U.S. banks (such as Yankee obligations), certificates of deposit of savings banks and savings and loan organizations, asset-backed securities, repurchase agreements and municipal obligations.

Pursuant to a fundamental policy adopted by the Fund, the Fund invests, under normal circumstances, at least 25% of its total assets in securities issued by companies in the financial services industry, including banks, broker-dealers and insurance companies. The Fund may, however, invest less than 25% of its total assets in this industry as a temporary defensive measure.

Securities purchased by the Fund (or the issuers of such securities) will carry a rating in the highest two rating categories, A-2, P-2 or F2 or better by S&P Global Ratings Group, a division of S&P Global Inc. (“S&P”), Moody’s Investors Service, Inc. (“Moody’s”), or Fitch Ratings, Inc. (“Fitch”), respectively, or the equivalent by another nationally recognized statistical rating organization (“NRSRO”), or if unrated, considered by the Adviser to be of equivalent quality.  The Fund may invest up to 5% of its assets, determined at the time of investment, in securities (or the issuers of such securities) rated A-2, P-2 or F2 by S&P, Moody’s or Fitch, respectively, and no more than 1% of its assets will be invested in an individual security or issuer with such rating. In the case of a security that is rated differently by these three rating agencies, where two rating agencies rate the security in the highest rating category and the third rating agency rates the security in the second highest rating category, the security will be treated as rated in the highest rating category. In the case of a security that is differently rated by only two of these rating agencies, the security will be treated as rated in the lower rating category.

Under normal circumstances, the Fund intends to maintain a maximum weighted average maturity of 90 days and a maximum weighted average life of 180 days.

The Fund is not a money market fund and does not seek to maintain a stable net asset value per share (“NAV”).

The Adviser follows a multi-pronged investment process with respect to credit risk, interest rate risk and liquidity. Securities are reviewed on an ongoing basis to maintain or improve creditworthiness taking into consideration factors such as cash flow, asset quality, debt service coverage ratios and economic developments. Additionally, exposure to guarantors and liquidity providers is

Morgan Stanley Institutional Fund Trust Prospectus  |  Fund Summary

Ultra-Short Income Portfolio (Con’t)

monitored separately as are the various diversification requirements. The Adviser manages the Fund’s assets in an attempt to reduce credit and interest rate risks.

Principal Risks

There is no assurance that the Fund will achieve its investment objective, and you can lose money investing in this Fund. Investments in the Fund involve risks and you should not rely on the Fund as a complete investment program. The relative significance of each risk factor summarized below may change over time and you should review each risk factor carefully because any one or more of these risks may result in losses to the Fund. The principal risks of investing in the Fund include:

•	Fixed-Income Securities. Fixed-income securities are subject to the risk of the issuer’s inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to price volatility resulting from, among other things, interest rate sensitivity (i.e., interest rate risk), market perception of the creditworthiness of the issuer and general market liquidity (i.e., market risk). For example, a type of fixed-income securities in which the Fund may invest are corporate debt obligations. In addition to interest rate, credit and other risks, corporate debt obligations are also subject to factors directly related to the issuer, such as the credit rating of the corporation, the corporation’s performance and perceptions of the corporation in the marketplace, and by factors not directly related to the issuer, such as general market liquidity, economic conditions and inflation. The Fund may face a heightened level of interest rate risk in times of monetary policy change and/or uncertainty, such as when the Federal Reserve Board adjusts a quantitative easing program and/or changes rates. A changing interest rate environment increases certain risks, including the potential for periods of volatility, increased redemptions, shortened durations (i.e., prepayment risk) and extended durations (i.e., extension risk). The Fund is not limited as to the maturities (when a debt security provides its final payment) or durations (measure of interest rate sensitivity) of the securities in which it may invest but, under normal circumstances, the Fund intends to maintain a maximum weighted average maturity of 90 days and a maximum weighted average life of 180 days. Securities with longer durations are likely to be more sensitive to changes in interest rates, generally making them more volatile than securities with shorter durations. The Fund may be subject to certain liquidity risks that may result from the lack of an active market and the reduced number and capacity of traditional market participants to make a market in fixed-income securities.

•	Financial Services Industry Risk. The Fund is more susceptible to any economic, business, political, regulatory or other developments that adversely affect issuers in the financial services industry than a fund that does not invest significantly in the financial services industry. The profitability of many types of financial services companies may be adversely affected in certain market cycles, including periods of rising interest rates, which may restrict the availability and increase the cost of capital, and declining economic conditions, which may cause credit losses due to financial difficulties of borrowers. Financial services companies are also subject to extensive government regulation, including policy and legislative changes in the United States and other countries that are changing many aspects of financial regulation. Because the Fund’s investments will be concentrated in the financial services industry, factors that have an adverse impact on this industry may have a disproportionate impact on the Fund’s performance.

•	Credit and Interest Rate Risk. Credit risk refers to the possibility that the issuer or guarantor of a security, or counterparty to a transaction, will be unable or unwilling or perceived to be unable or unwilling to make interest payments and/or repay the principal on its debt or otherwise honor its obligations, including the risk of default. In such instances, the value of the Fund could decline and the Fund could lose money. If an issuer’s, guarantor’s or counterparty’s financial condition worsens, the credit quality of the issuer, guarantor or counterparty may deteriorate. Credit ratings may not be an accurate assessment of financial condition, liquidity or credit risk. Although credit ratings may not accurately reflect the true credit risk of an instrument, a change in the credit rating of an instrument or an issuer, guarantor or counterparty, or the market’s perception of the creditworthiness of an instrument or issuer, guarantor or counterparty can have a rapid, adverse effect on the instrument’s value and liquidity and make it more difficult for the Fund to sell at an advantageous price or time. Interest rate risk refers to the decline in the value of a fixed-income security resulting from changes in the general level of interest rates. A wide variety of market and economic factors can cause interest rates to rise or fall, including central bank monetary policy, rising inflation, disinflation or deflation, and changes in general economic conditions. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up but the yield or income from new issuances of fixed-income securities generally decreases. Securities with longer durations will generally be more sensitive to changes in interest rates than securities with shorter durations. Fluctuations in interest rates may also affect the liquidity of and income generated by fixed-income instruments held by the Fund. The Fund may invest in variable and floating rate loans and other variable and floating rate securities. Although the value of these instruments are generally less sensitive to interest rate changes than fixed rate instruments, the value of variable and floating rate loans and other securities may decline if their interest rates do not rise as quickly, or as much, as general interest rates. The Fund may face a heightened level of interest rate risk in times of monetary policy change and/or uncertainty, such as when the Federal Reserve Board adjusts a quantitative easing program and/or changes rates. Changing interest rates may have unpredictable effects on the markets and may detract from Fund performance. A changing interest rate environment increases certain risks, including the potential for periods of market volatility, increased redemptions, shortened durations (i.e., prepayment risk) and extended durations (i.e., extension risk).

Morgan Stanley Institutional Fund Trust Prospectus  |  Fund Summary

Ultra-Short Income Portfolio (Con’t)

•	U.S. Government Securities. Different types of U.S. government securities are subject to different levels of credit risk, including the risk of default, depending on the nature of the particular government support for that security. For example, a U.S. government-sponsored entity, such as Federal National Mortgage Association or Federal Home Loan Mortgage Corporation, although chartered or sponsored by an Act of Congress, may issue securities that are neither insured nor guaranteed by the U.S. Treasury and, therefore, are not backed by the full faith and credit of the United States. With respect to U.S. government securities that are not backed by the full faith and credit of the United States, there is the risk that the U.S. government will not provide financial support to such U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. U.S. government securities are also subject to interest rate risks and can exhibit price fluctuations resulting from increases or decreases in interest rates.

•	Corporate Debt Obligations. Corporate debt obligations are fixed-income securities issued by corporations. The investment return of corporate debt obligations reflects interest earnings and changes in the market value of the security. The market value of a corporate debt obligation may be expected to rise and fall inversely with interest rates generally. There also exists the risk that the issuers of the securities may not be able to meet their obligations on interest or principal payments at the time called for by an instrument. Debtholders, as creditors, have a prior legal claim over common and preferred stockholders of the corporation as to both income and assets for the principal and interest due to the bondholder.

•	Asset-Backed Securities. Asset-backed securities are subject to credit (such as a borrower’s default on its mortgage obligation and the default or failure of a guarantee underlying the asset-backed security), interest rate and certain additional risks, including the risk that various federal and state consumer laws and other legal and economic factors may result in the collateral backing the securities being insufficient to support payment on the securities. Some asset-backed securities also entail prepayment risk and extension risk, which may vary depending on the type of asset. Due to these risks, asset-backed securities may become more volatile in certain interest rate environments.

•	Repurchase Agreements. Repurchase agreements are subject to risks associated with the possibility of default by the seller at a time when the collateral has declined in value, or insolvency of the seller, which may affect the Fund’s right to control the collateral and result in certain costs and delays. Repurchase agreements may involve a greater degree of credit risk than investments in U.S. government securities.

•	Money Market Instrument Risk. Money market instruments may be adversely affected by market and economic events, such as a sharp rise in prevailing short-term interest rates; adverse developments in the banking industry, which issues or guarantees many money market instruments; adverse economic, political or other developments affecting issuers of money market instruments; changes in the credit quality of issuers; and default by a counterparty.

•	Foreign Money Market Securities. Investing in money market securities of foreign issuers involves some additional risks, including the possibility of adverse political, economic or other developments affecting the issuers of these securities.

•	Foreign Securities. The Fund may invest in U.S. dollar-denominated securities issued by foreign governmental or corporate issuers. Investing in securities of foreign issuers involves some additional risks than securities of U.S. issuers. While these securities are subject to the same type of risks that pertain to domestic issuers, namely credit risk and interest rate risk, they are also subject to other additional risks. Foreign issuers generally are subject to different accounting, auditing and financial reporting standards than U.S. issuers. There may be less information available to the public about foreign issuers. In some foreign countries, there is also the risk of government expropriation, excessive taxation, political or social instability, economic sanctions or other similar governmental activity or diplomatic developments that could affect an investment. There also can be difficulty obtaining and enforcing judgments against issuers in foreign countries. Governmental actions can have a significant effect on the economic conditions in foreign countries, which also may adversely affect the Fund’s investments in foreign issuers.

•	Municipals. Because the Fund may invest in municipal securities (also referred to as municipal obligations), the Fund may be susceptible to political, legislative, economic, regulatory, tax or other factors affecting issuers of these municipal securities, such as state and local governments and their agencies. To the extent that the Fund invests in municipal securities of issuers in the same economic sector, it could be more sensitive to economic, business or political developments that affect such sector. Municipal securities and their issuers may be more susceptible to downgrade, loss of revenue, default and bankruptcy during recent periods of economic stress. Municipal securities also involve the risk that an issuer may call the securities for redemption, which could force the Fund to reinvest the proceeds at a lower rate of interest.

•	Liquidity. The Fund may make investments that are less liquid, illiquid or restricted or that may become illiquid or less liquid in response to overall economic conditions or adverse investor perceptions, and which may entail greater risk than investments in other types of securities. These investments may be more difficult to value or sell, particularly in times of market turmoil, and there may be little trading in the secondary market available for particular securities. Liquidity risk may be magnified in a market where credit spread and interest rate volatility is rising and where investor redemptions from fixed-income mutual funds may be higher than normal. If the Fund is forced to sell an illiquid or restricted security to fund redemptions or for other cash needs, it may be forced to sell the security at a loss or for less than its fair value and may be unable to sell the security at all.

Morgan Stanley Institutional Fund Trust Prospectus  |  Fund Summary

Ultra-Short Income Portfolio (Con’t)

•	Commercial Paper. Commercial paper is subject to interest rate risk and is susceptible to changes in the issuer’s financial condition or credit quality. Commercial paper is typically repaid with the proceeds from the issuance of new commercial paper. Thus, investments in commercial paper are subject to the risk (commonly referred to as rollover risk) that the issuer will be unable to issue sufficient new commercial paper to meet the repayment obligations under its outstanding commercial paper. Because commercial paper is typically unsecured, investments in commercial paper are subject to increased credit risk.

•	Non-Money Market Fund Risk. The Fund is not a money market fund (or equivalent to a money market fund), does not attempt to maintain a stable net asset value, and is not subject to the rules that govern the quality, maturity, liquidity, and other features of securities that money market funds may purchase. Under normal conditions, the Fund’s investments may be more susceptible than a money market fund’s investments to interest rate risk, valuation risk, credit risk, and other risks relevant to the Fund’s investments. Unlike certain money market funds, the Fund’s net asset value per share will fluctuate and these fluctuations may be significant on certain days and for certain periods. There can be no guarantee that the Fund will generate higher returns than money market funds. Because the Fund is not a money market fund, it does not qualify for special tax treatment or tax accounting methods accorded to money market funds under federal tax law.

•	Market and Geopolitical Risk. The value of your investment in the Fund is based on the values of the Fund’s investments, which change due to economic, geopolitical and other events that affect the U.S. and global markets generally, as well as those that affect or are perceived or expected to affect particular regions, countries, industries, companies, issuers, sectors, asset classes or governments. These types of events may be sudden and unexpected, and could adversely affect the value (or income generated by) and liquidity of the Fund’s investments, which may in turn impact the Fund’s ability to sell securities and/or its ability to meet redemptions. The risks associated with these developments may be magnified if certain social, political, economic and other conditions and events (such as war, natural disasters or events, epidemics and pandemics, terrorism, conflicts, social unrest, recessions, inflation, interest rate changes, supply chain disruptions and the threat or actual imposition of tariffs, trade barriers and other protectionist or retaliatory measures) adversely interrupt or otherwise affect the global economy and financial markets. It is difficult to predict when events affecting the U.S. or global financial markets or economies may occur, the effects that such events may have and the duration of those effects (which may last for extended periods). These types of events may negatively impact broad segments of businesses and populations and have a significant and rapid negative impact on the performance or value of the Fund’s investments, adversely affect and increase the volatility of the Fund’s share price and exacerbate pre-existing risks to the Fund. The frequency and magnitude of resulting changes in the value of the Fund’s investments cannot be predicted.

•	Large Transactions Risk. The Fund may experience adverse effects when certain large shareholders, or a number of shareholders collectively, purchase or redeem large amounts of shares of the Fund, which may occur rapidly or unexpectedly. Such larger than normal shareholder redemptions may negatively impact the Fund’s liquidity. In some circumstances, the Fund may hold a relatively large proportion of its assets in cash in anticipation of large redemptions. These large redemptions may also force the Fund to sell portfolio securities or other assets when it might not otherwise do so, which may increase the Fund’s transaction costs. In addition, large purchases of Fund shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. Large shareholder transactions may also result in taxable income and/or gains for the Fund, which may increase taxable distributions to shareholders, and may also increase transaction costs.

•	Active Management Risk. In pursuing the Fund’s investment objective, the Adviser has considerable leeway in deciding which investments to buy, hold or sell on a day-to-day basis, and which trading strategies to use. For example, the Adviser, in its discretion, may determine to use some permitted trading strategies while not using others. The success or failure of such decisions will affect the Fund’s performance.

Please see “Additional Information About Fund Investment Strategies and Related Risks” in the Fund’s prospectus for a more detailed description of risks of investing in the Fund. Shares of the Fund are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s Institutional Class  shares’ performance from year-to-year and by showing how the Fund’s average annual returns for the past one and five year periods and since inception compare with those of a broad measure of market performance and one or more additional indexes. The additional index(es) in the table provide a means to compare the Fund’s average annual returns to a benchmark that the Adviser believes is representative of the Fund’s investment universe. The Fund’s primary benchmark index was changed from the ICE BofA 3-Month U.S. Treasury Bill Index to the Bloomberg U.S. Universal Index effective May 1, 2024 to comply with the regulation that requires the Fund’s primary benchmark to represent the overall applicable market.  The performance of the other classes, which is shown in the table below, will differ because the classes have different ongoing fees. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available online at www.morganstanley.com/im or by calling toll-free 1-800-869-6397.

Morgan Stanley Institutional Fund Trust Prospectus  |  Fund Summary

Ultra-Short Income Portfolio (Con’t)

Annual Total Returns—Calendar Years

During the periods shown in the bar chart above:

High Quarter	09/30/24	1.56%
Low Quarter	03/31/20	-0.17%

Average Annual Total Returns
(for the calendar periods ended  December 31, 2025)

	Past One Year	Past Five Years	Since Inception
Institutional Class (commenced operations on 4/28/2016)
Return Before Taxes	4.46%	3.43%	2.46%
Return After Taxes on Distributions[1]	2.62%	2.03%	1.44%
Return After Taxes on Distributions and Sale of Fund Shares	2.62%	2.02%	1.44%
Class A (commenced operations on 4/28/2016)
Return Before Taxes	4.36%	3.36%	2.33%
Class IR (commenced operations on 4/28/2016)
Return Before Taxes	4.51%	3.48%	2.52%
Bloomberg U.S. Universal Index (reflects no deductions for fees, expenses or taxes)[2]	7.58%	0.06%	2.14%[3]
ICE BofA 3-Month U.S. Treasury Bill Index (reflects no deductions for fees, expenses or taxes)[4]	4.18%	3.17%	2.24%[3]
1	These returns do not reflect any tax consequences from a sale of your shares at the end of each period.
2	The Bloomberg U.S. Universal Index represents the union of the US Aggregate Index, US Corporate High Yield Index, Investment Grade 144A Index, Eurodollar Index, US Emerging Markets Index, and the non-Employee Retirement Income Security Act of 1974 (non-ERISA) eligible portion of the CMBS Index. The index covers U.S. dollar-denominated, taxable bonds that are rated either investment grade or high-yield. It is not possible to invest directly in an index.
3	Since Inception reflects the inception date of the Fund.
4	The ICE BofA (Intercontinental Exchange Bank of America) 3-Month U.S. Treasury Bill Index tracks the performance of U.S. Treasury bills with a remaining maturity of three months. It is not possible to invest directly in an index.

The after-tax returns shown in the table above are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. After-tax returns for the Fund’s other classes will vary from Institutional Class shares’ returns.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts (“IRAs”).  After-tax returns may be higher than before-tax returns due to foreign tax credits and/or an assumed benefit from capital losses that would have been realized had Fund shares been sold at the end of the relevant periods, as applicable.

Fund Management

Adviser. Morgan Stanley Investment Management Inc.

Portfolio Managers.  The Fund is managed by members of the Global Liquidity team. Information about the members jointly and primarily responsible for the day-to-day management of the Fund is shown below:

Name	Title with Adviser	Date Began Managing Fund
Jonas Kolk	Managing Director	Since Inception

Morgan Stanley Institutional Fund Trust Prospectus  |  Fund Summary

Ultra-Short Income Portfolio (Con’t)

Michael Cha	Executive Director	Since Inception
David Schoenfeld	Managing Director	January 2018

Purchase and Sale of Fund Shares

The minimum initial investment generally is $5 million for Institutional Class shares and $1,000 for Class A shares of the Fund. To purchase Class IR  shares, an investor must meet a minimum initial investment of $10 million or be a defined contribution, defined benefit or other employer sponsored employee benefit plan, in each case provided that the plan trades on an omnibus level, whether or not qualified under the Internal Revenue Code of 1986, as amended (the “Code”), and in each case subject to the discretion of the Adviser. The minimum initial investment requirements may be waived for certain investments. For more information, please refer to the section of the Prospectus entitled “Shareholder Information—Minimum Investment Amounts.”

Shares of the Fund may be purchased or sold on any day the New York Stock Exchange (“NYSE”) is open for business (except when the following federal holidays are observed: Columbus Day and Veterans Day) directly from the Fund by mail (c/o SS&C Global Investor and Distribution Solutions, Inc., P.O. Box 219804, Kansas City, MO 64121-9804), by telephone (1-888-378-1630) or by contacting an authorized third-party, such as a broker-dealer or other financial intermediary that has entered into a selling agreement with the Fund’s Distributor (each, a “Financial Intermediary”). In addition, you can sell Fund shares at any time by enrolling in a systematic withdrawal plan. For more information, please refer to the sections of the Prospectus entitled “Shareholder Information—How To Purchase Fund Shares” and “Shareholder Information—How To Redeem Fund Shares.”

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a Financial Intermediary (such as a bank), the Adviser and/or the Distributor may pay the Financial Intermediary for the sale of Fund shares and related services. These payments, which may be significant in amount, may create a conflict of interest by influencing the Financial Intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your Financial Intermediary’s web site for more information.

© 2026 Morgan Stanley

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